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                                                                    EXHIBIT 3.03




                          AMENDED AND RESTATED BY-LAWS

                                       OF

                              PLATO LEARNING, INC.
                     (HEREINAFTER CALLED THE "CORPORATION")

                             A DELAWARE CORPORATION

                         AMENDED AS OF DECEMBER 4, 2001


                                    ARTICLE I

                                     OFFICES

         Section 1.1. Registered Office. The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware. The name of the corporation's registered agent at such address shall be The Corporation Trust Company. The registered office and/or registered agent of the corporation may be changed from time to time by action of the Board of Directors.

         Section 1.2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         Section 2.1. Place and Time of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. Any previously scheduled annual or special meeting of stockholders may be postponed, and any previously scheduled annual or special meeting of the stockholders may be cancelled, by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of stockholders. The Annual Meetings of stockholders shall be held each year within one hundred eighty (180) days after the close of the immediately preceding fiscal year of the corporation and at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meeting the stockholders shall elect by a plurality vote those members of the Board of Directors to be elected in such year, and transact such other business as may properly be brought before the meeting. Written notice of the Annual Meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting.

         Section 2.2. Nominating Directors. Only persons who are nominated in accordance with the following procedures shall be eligible to serve as directors except as provided for in Section 3.2. Nominations of persons for election to the Board of Directors at a meeting of stockholders may be made (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Article II, Section 2.2. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received by, the Secretary of the

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Corporation at the principal executive offices of the Corporation not less than
60 or more than 90 days prior to the Annual Meeting; provided, however, that if the Corporation has not "publicly disclosed" (in the manner provided in the last sentence of this Article II, Section 2.2) the date of the meeting at least 70 days prior to the Annual Meeting date, notice may be timely made by a stockholder under this Article II, Section 2.2 if received by the Secretary of the Corporation not later than the close of business on the tenth day following the day on which the Corporation publicly disclosed the Annual Meeting date. Such stockholder's notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as director if elected); and (ii) as to the stockholder giving notice and the beneficial owner, if any, on whose behalf notice is given (A) the name and address of such stockholder as they appear on the Corporation's books and of any such beneficial owner, (B) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and any such beneficial owner, (C) a description of all arrangements or understandings between such stockholder and any such beneficial owner and any other person or persons (including their names) regarding the nomination, (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (E) a description of any other information relating to such stockholder and any such beneficial owner that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies pursuant to Regulation 14A under the Exchange Act. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth herein. The presiding officer shall, if the facts so warrant, determine and declare to the Annual Meeting that a nomination was not made in accordance with the procedures prescribed by the By-Laws, and the defective nomination shall be disregarded. For purposes of these By-Laws, "publicly disclosed" or "public disclosure", shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission.

         Section 2.3. Notice of Business at Annual Meeting. At an Annual Meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who complies with the notice procedures set forth in this Article II, Section 2.3. For business to be properly brought before an Annual Meeting by a stockholder, the stockholder must deliver written notice to, or mail such written notice so that it is received by, the Secretary of the Corporation, at the principal executive offices of the Corporation, not less than 120 or more than 150 days prior to the first annual anniversary of the date of the Corporation's consent solicitation or proxy statement released to stockholders in connection with the previous year's election of directors or Annual Meeting of stockholders, except that if no Annual Meeting of stockholders or election by consent was held in the previous year, a proposal shall be received by the Corporation within 10 days after the Corporation has "publicly disclosed" the date of the Annual Meeting in the manner provided in Article II, Section 2.3 above. The stockholder's notice to the Secretary shall set forth (A) as to each matter the stockholder proposes to bring before the Annual Meeting a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (B) the name and address of the stockholder proposing such business as they appear on the Corporation's books and of any beneficial owner on whose behalf the business is proposed, (C) the class and number of shares of the Corporation which are owned beneficially and of record by the stockholder and any such beneficial owner, (D) a description of all arrangements or understandings between such stockholder and any such beneficial owner and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any



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other material interest of such stockholder or beneficial owner in such business, (E) a representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting and
(F) any other information relating to such stockholder and any such beneficial owner that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies relating to such business pursuant to Regulation 14A under the Exchange Act. At an Annual Meeting, the presiding officer shall, if the facts warrant, determine and declare to the Annual Meeting that business was not properly brought before the Annual Meeting in accordance with the provisions of this Article II, Section 2.3, and such business not properly brought before the Annual Meeting shall not be transacted. Whether or not the foregoing procedures are followed, no matter which is not a proper matter for stockholder consideration shall be brought before the Annual Meeting.

         Section 2.4. Special Meetings. Unless otherwise prescribed by law or by the Certificate of Incorporation, Special Meetings of stockholders, for any purpose or purposes, may be called only by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the President of the Corporation, and shall be called by any such officer at the request in writing of a majority of the Board of Directors. The business transacted at any Special Meeting of the stockholders shall be limited to the purposes stated in the notice for the Special Meeting transmitted to stockholders. Written notice of a Special Meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than 10 nor more than 60 days before the date of the Special Meeting to each stockholder entitled to vote at such Special Meeting.

         Section 2.5. Waiver of Notice. Notice of the time, place and purpose or purposes of any meeting of stockholders may be waived by a written waiver thereof, signed by the person entitled to notice. Such waiver, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         Section 2.6. Record Date. Except as provided by Section 2.14 of this
Article II, in order that the Corporation may determine the stockholders entitled to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted, and which shall be
(i) not more than 60 nor less than 10 days before the date of the meeting, and
(ii) not more than 60 days prior to the other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for any adjourned meeting. If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the next day preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

         Section 2.7. List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger of the Corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting, during



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ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

         Section 2.8. Quorum Adjourn. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the issued and outstanding capital stock entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. The presiding officer of the meeting shall have power to adjourn the meeting from time to time, whether or not there is such a quorum, (i) without notice other than announcement at the meeting and (ii) with or without the consent of a majority of the capital stock present (in person or by proxy) at the meeting. A majority of the capital stock present (in person or by proxy) at a meeting, whether or not there is a quorum, shall have the power to adjourn the meeting with the consent of the presiding officer. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the meeting is adjourned in a single adjournment for more than 30 days or in multiple adjournments for more than 120 days, or if after an adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the adjourned meeting consistent with the new record date. Once a share of capital stock is represented for any purpose of a meeting, it shall be present for quorum purposes for the remainder of the meeting and for any adjournment thereof unless a new record date is set for the adjourned meeting.

         Section 2.9. Voting Requirements. When a quorum is present at any meeting, the affirmative vote of the holders of a majority of the stock represented and entitled to vote thereat shall decide any question brought before such meeting, unless the question is one upon which by express provision of applicable law, the Certificate of Incorporation or these By-Laws, a different vote is required in which case such express provision shall govern and control the decision of such question.

         Section 2.10. Voting Rights. Unless otherwise provided in the Certificate of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three years from its date, unless the proxy provides for a longer period. At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any proxy is suspended when the person executing the proxy is present at a meeting of stockholders and elects to vote, except that when such proxy is coupled with an interest and the fact of the interest appears on the face of the proxy, the agent named in the proxy shall have all voting and other rights referred to in the proxy, notwithstanding the presence of the person executing the proxy. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that, such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. All voting, excepting where otherwise required by law, the Certificate of Incorporation, the Board of Directors or the presiding officer at the meeting may be by a voice vote.

         Section 2.11. Chairman of Meeting. The Chairman of the Board of Directors, or the Chief Executive Officer shall preside at all meetings of the stockholders. In the absence or inability to act of the Chairman of the Board of Directors or the Chief Executive Officer, the Vice Chairman, the President, the Chief Operating Officer or a Vice President (in that order) shall preside, and in their absence or inability



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to act another person designated by one of them shall preside. The Secretary of the Corporation shall act as secretary of each meeting of the stockholders. In the event of the Secretary's absence or inability to act, the chairman of the meeting shall appoint a person who need not be a stockholder to act as secretary of the meeting.

         Section 2.12. Conduct of Meetings; Opening and Closing the Polls. Meetings of stockholders shall be presided over by the Presiding Officer, whose rulings on procedural matters shall be final. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the Presiding Officer shall have the exclusive right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such Presiding Officer, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the Presiding Officer, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the presiding officer shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the Presiding Officer, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be determined by the Presiding Officer and announced at the meeting.

         Section 2.13. Inspectors of Election. The Board of Directors may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the Presiding Officer at the meeting shall appoint one or more inspectors to act at the meeting. No person who is a candidate for an office at an election may serve as an inspector at such election. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. The results of any election at which inspectors are appointed shall not be deemed final and effective until the receipt and approval by the Board of Directors of the inspectors' certification and report.

         2.14  Procedures for Action by Written Consent

         2.14.1 Requested for Record Date. (a) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting shall be as fixed by the Board of Directors or as otherwise established under this Section 2.14. Any person seeking to have the stockholders authorize or take corporate action by written consent without a meeting shall, by written notice addressed to the Secretary and delivered to the Corporation and signed by a stockholder of record,



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request that a record date be fixed for such purpose. The written notice shall contain at a minimum the information set forth in Section 2.14.1(b). Following receipt of the notice, the Board of Directors shall have 10 days to determine the validity of the request for a record date. Following the determination of the validity of the request, the Board of Directors may fix a record date for such purpose which shall be no more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not precede the date such resolution is adopted. If the Board of Directors fails within 20 days after the Corporation receives such notice to fix a record date for such purpose, the record date shall be the day on which the first written consent is delivered to the Corporation in the manner described in Section 2.14 below unless prior action by the Board of Directors is required under The General Corporation Law of Delaware, in which event the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

         (b) any stockholder's notice required by this Section 2.14.1 shall describe the action that the stockholder proposes to take by consent. For each such proposal, the notice shall set forth (i) the text of the proposal (including the text of any resolutions to be effected by consent and/or the language of any proposed amendment to the By-Laws of the corporation), (ii) the reasons for conducting such business by consent, (iii) any material interest in the proposal held by such stockholder and the beneficial owner, if any, on whose behalf the action is to be taken, and (iv) any other information relating to the stockholder, the beneficial owner, or the proposal that would be required to be disclosed in filings in connection with the solicitation of proxies or consents pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. To the extent the proposed action by consent involves the election of directors, the notice shall set forth as to each person whom the stockholder proposes to elect as a director (i) the name, age business address and residence address of the person), (ii) the principal occupation and employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies or consents for the election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. In addition to the foregoing, the notice shall set forth as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the notice is given (i) the name and address of such stockholder, as they appear on the Corporation's books and of such beneficial owner, (ii) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a description of all arrangements or understandings between such stockholder and such beneficial owner and any other person or persons regarding the proposed action by consent, (iv) a representation whether the stockholder or the beneficial owner intends or is part of a group which intends to (l) deliver a proxy statement and/or consent solicitation statement to holders of at least the percentage of the Corporation's outstanding capital stock required to effect the action by consent either to solicit consents or to solicit proxies to execute consents, and/or (2) otherwise solicit proxies or consents from stockholders in support of the action to be taken by consent, and
(v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies or consents relating to the proposed action by consent pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. The Corporation may require the stockholder of record and/or beneficial owner requesting a record date for proposed stockholder action by consent to furnish such other information as it may reasonably require to determine the validity of the request for a record date.

         2.14.2 Form of Consent. Every written consent purporting to take or authorize the taking of corporate action and/or related revocations (each such written consent and related revocation is referred to in this Section 2.14 as a Consent") shall bear the date of signature of each stockholder who signs the Consent, and no Consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated Consent delivered in the manner required by this Section 2.14.2, Consents signed by a sufficient number of stockholders to take such action are so delivered to the Corporation.



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         2.14.3 Delivery of Consent. A Consent shall be delivered to the
Corporation by delivery to its registered office in the State of Delaware or its principal place of business. Delivery to the Corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested. In the event of the delivery to the Corporation of a Consent, the Secretary of the Corporation shall provide for the safe-keeping of such Consent and shall promptly conduct such ministerial review of the sufficiency of the Consents and of the validity of the action to be taken by stockholder consent as the Secretary deems necessary or appropriate, including, without limitation, whether the holders of a number of shares having the requisite voting power to authorize or take the action specified in the Consent have given consent; provided, however, that if the corporate action to which the Consent relates is the removal or replacement of one or more members of the Board of Directors, the Secretary of the Corporation shall promptly designate two persons, who shall not be members of the Board of Directors, to serve as Inspectors with respect to such Consent and such Inspectors shall discharge the functions of the Secretary of the Corporation under this Section 2.14. If after such investigation the Secretary or the Inspectors (as the case may be) shall determine that the Consent is valid and that the action therein specified has been validly authorized, that fact shall forthwith be certified on the records of the corporation kept for the purpose of recording the proceedings of meetings of stockholders, and the Consent shall be filed in such records, at which time the Consent shall become effective as stockholder action. In conducting the investigation required by this Section 2.14, the Secretary or the Inspectors (as the case may be) may, at the expense of the corporation, retain special legal counsel and any other necessary or appropriate professional advisors, and such other personnel as they may deem necessary or appropriate to assist them, and shall be fully protected in relying in good faith upon the opinion of such counselor advisors.

                                   ARTICLE III

                                    DIRECTORS

         Section 3.1. Duties, Number of Directors and Classes. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than three (3) or more than eleven (11) directors. The exact number shall be determined from time to time by resolution adopted by the affirmative vote of a majority of the directors in office at the time of adoption of such resolution. The Board of Directors, in its discretion, may choose a Chairman of the Board of Directors (who must be a director). The directors, other than those who may be elected by the holders of any series of preferred stock under specified circumstances, shall be divided, with respect to the time for which they severally hold office, into three classes as determined by the board, as nearly equal in number as reasonably possible. At each annual meeting of stockholders (i) directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, and (ii) if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the board of directors, regardless of how such vacancy shall have been created.

         Section 3.2. Resignation, Removal and Vacancies. Each director shall hold office until his successor is elected and qualified, subject, however, to his or her prior death, resignation, retirement or removal from office. Any director may resign at any time upon written notice to the Corporation directed to the Board of Directors or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. Any director or the entire Board of Directors may be removed, for Cause, by the vote of the holders of at least a majority of shares of capital stock then entitled to vote at an election of directors. Whenever the holders of shares of any class or series of capital stock are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, the provisions of the preceding sentence shall apply, in respect to the removal with Cause of a director or directors so elected, to the vote of the holders of the outstanding shares of that class or series of capital stock and not to the



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vote of the holders of the outstanding shares of capital stock as a whole.
Unless otherwise provided by the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled only by the vote of a majority of the directors then in office provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum, unless otherwise provided in the Certificate of Incorporation. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor. For the purposes of this Section 3.2, "Cause" is defined as the willful and continuous failure substantially to perform one's duties to the Corporation or the willful engaging in gross misconduct materially and demonstrably injurious to the Corporation.

         Section 3.3. Special Voting Rights of Stockholders. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by the Corporation in accordance with the Corporation's Certificate of Incorporation shall have the right, voting separately by class or series, to elect directors at an Annual or Special Meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorship shall be governed by the resolutions of the Board of Directors applicable to such series of preferred stock.

         Section 3.4. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or void-able solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if (i) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee, which authorizes the contract or transaction.

         Section 3.5. Mandatory Retirement. Directors shall not be nominated for re-election as a director at the next annual meeting following their current three-year term in which they have reached either (i) twelve years service as a director or (ii) the director's seventieth (70th) birthday. No person who has attained the age of 70 years before the first day of the proposed term of office may become a nominee for election as a director or an appointee as director to fill any vacancy on the Board of Directors whether such vacancy is created by death, retirement or expansion of the Board of Directors.

                       MEETINGS OF THE BOARD OF DIRECTORS

         Section 3.6. General. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. Members of the Board of Directors may participate in any such meeting by means of conference telephone or similar communications equipment through which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

         Section 3.7. First Meeting. The first meeting of each newly elected member of the Board of Directors may be held immediately following the adjournment of the Annual Meeting of the stockholders at the same place as such Annual Meeting and no notice of such meeting shall be necessary to the newly elected directors in order to legally constitute the meeting, provided a quorum shall be present. In the event such meeting is not held at such time and place, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for Special Meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

         Section 3.8. Notice and Waiver of Notice. Written notice of each meeting of the Board of Directors shall be given which shall state the date, time and place of the meeting. The written notice of any meeting shall be given at least 24 hours in advance of the meeting to each director. Notice may be given by letter, telegram, e-mail, telex or facsimile and shall be deemed to have been given when deposited in the United States mail, delivered to the telegraph company or transmitted by e-mail, telex or facsimile, as the case may be. Notice of any meeting of the Board of Directors for which a notice is required may be waived via e-mail or in writing signed by the person or persons entitled to such notice, whether before or after the time of such meeting, and such waiver shall be equivalent to the giving of such notice. Attendance of a director at any such meeting shall constitute a waiver of notice thereof, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because such meeting is not lawfully convened. Such member shall be conclusively presumed to have assented to any action taken unless his or her dissent shall be entered in the minutes of the meeting or unless his or her written dissent to such action shall be filed with the person acting as the secretary of the meeting before the adjournment thereof or shall be forwarded by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to any member who voted in favor of such action. Neither the business to be transacted, nor the purpose of any meeting of the Board of Directors for which a notice is required, need be specified in the notice, or waiver of notice, of such meeting.

         Section 3.9. Special Meetings. The Chairman of the Board of Directors, the Chief Executive Officer, or the President may call special Meetings of the Board of Directors personally, or by mail, courier, telephone, e-mail, telefax or telegram. Special Meetings shall be called by the Chairman of the Board of Directors, the Chief Executive Officer, or President in like manner and on like notice at the written request of a majority of the directors comprising the Board of Directors stating the purpose or purposes for which such meeting is requested.

         Section 3.10. Quorum. At all meetings of the Board of Directors a majority of the then duly elected directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 3.11. Action Without a Meeting. Unless otherwise provided by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or any committee designated by the Board of Directors may be taken without a meeting if all members of the Board of Directors, or of such committee, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

         Section 3.12. Chairman of the Meeting. Meetings of the Board of Directors shall be presided over by the Chairman of the Board of Directors, if any, or in his absence by the Vice Chairman, if any, or in his absence by the Chief Executive Officer, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

         Section 3.13. Committees of Directors. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent allowed by law and provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Members of any committee of the Board of Directors may participate in any meeting of such committee by means of conference telephone or similar communications equipment by means of which all persons participating may hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

         Section 3.14. Rules and Minutes of Meetings. The Board of Directors and each committee shall keep regular minutes of its meetings and shall file such minutes and all written consents executed by its members with the Secretary of the Corporation. Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; a majority of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

         Section 3.15. Compensation of Directors. In the discretion of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors. In addition, in the discretion of the Board of Directors, the directors may receive a stated salary for serving as directors or any other form of compensation deemed appropriate. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefore. Members of special or standing committees may be allowed like compensation for serving on or attending committee meetings.

                                   ARTICLE IV

                                    OFFICERS

         Section 4.1. General. The officers of the Corporation shall be elected by the Board of Directors and shall consist of a chief executive officer, a president, a chief operating officer, one or more vice presidents, a secretary and a treasurer, and such other officers and assistant officers as may be deemed necessary by the Board of Directors. The same person may hold any number of offices, unless otherwise prohibited by law, the Certificate of Incorporation or these By-Laws. In its discretion, the Board of Directors may choose not to fill any office for any period as it may deem advisable, except that the offices of president and secretary shall be filled as expeditiously as possible. The officers of the Corporation need not be stockholders of the Corporation. The salaries of all officers of the Corporation shall be fixed by the Board of Directors, or by a Committee appointed by the Board of Directors.

         Section 4.2. Election and Removal. The Board of Directors at its first meeting held after each Annual Meeting of stockholders shall appoint the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation directed to the Board of Directors and the Secretary. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board of Directors may remove any officer or agent with or without cause at any time by the affirmative vote of a majority of the Board of Directors. Any such removal shall be without prejudice to the contractual rights of such officer or agent, if any, with the Corporation, but the election of an officer or agent shall not of itself create any contractual rights. The Board of Directors may fill any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise.

         Section 4.3. Chairman of the Board of Directors. The Chairman of the Board of Directors, if there be one, may preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board of Directors shall possess the same power as the Chief Executive Officer to sign all contracts, certificates and other instruments of the Corporation, which may be authorized by the Board of Directors. During the absence or disability of the Chief Executive Officer, the Chairman of the Board of Directors shall exercise all the powers and discharge all the duties of the Chief Executive Officer. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these By-Laws or by the Board of Directors.

         Section 4.4. Chief Executive Officer. The Chief Executive Officer shall be the principal executive officer of the Corporation. The Chief Executive Officer, except where by law the signature of the President is required, shall possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board of Directors, and shall see that all orders and resolutions of the board of directors are carried into effect. The Chief Executive Officer shall have overall charge of the business affairs and property of the corporation, and control over its officers, agents, and employees. The Chief Executive Officer shall execute bonds, mortgages, and other contracts requiring a seal, under the seal of the corporation, except, where required or permitted by laws to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation, as well as other powers and duties as may be prescribed by the board of directors or as may be provided in these By-Laws. During the absence or disability of the President, the Chief Operating Officer and the Chairman of the Board of Directors, the Chief Executive Officer shall exercise all the powers and discharge all the duties of the President, the Chief Operating Officer and the Chairman of the Board of Directors. The Chief Executive Officer shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these By-laws or by the Board of Directors.

         Section 4.5. President. The President shall, subject to the control of the Board of Directors, the Chairman of the Board of Directors, if there be one, and the Chief Executive Officer, have general charge of the business affairs and property of the Corporation and control over the officers, agents and employees. The President shall execute bonds, mortgages, contracts and other instruments of the Corporation requiring a seal under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these By-Laws, the Board of Directors or the President. In the absence or disability of the Chairman of the Board of Directors, if there be one, and the Chief Executive Officer, the President shall preside at all meetings of the stockholders and the Board of Directors. If there be no Chairman of the Board of Directors or Chief Executive Officer, the President shall be the Chief Executive Officer of the Corporation. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these By-Laws or by the Board of Directors.

         Section 4.6. Chief Operating Officer. The Chief Operating Officer shall, subject to the control of the Board of Directors, the Chairman of the Board of Directors, if there be one, and the Chief Executive Officer and the President, have general charge of the business affairs and property of the Corporation and control over the officers, agents and employees. The Chief Operating Officer shall execute bonds, mortgages, contracts and other instruments of the Corporation requiring a seal under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these By-Laws, the Board of Directors the President or the Chief Operating Officer. In the absence or disability of the Chairman of the Board of Directors, if there be one, the Chief Executive Officer, and the President, the Chief Operating Officer shall preside at all meetings of the stockholders. If there be no Chairman of the Board of Directors, Chief Executive Officer or President, the Chief Operating Officer shall be the Chief Executive Officer of the Corporation. The Chief Operating Officer shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these By-Laws or by the Board of Directors.

         Section 4.7. Vice Presidents. At the request of the President or in his absence or in the event of his inability or refusal to act (and if there be no Chairman of the Board of Directors or Chief Executive Officer), the Vice President or the Vice Presidents if there is more than one (in the order designated by the Board of Directors) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Chairman of the Board of Directors, no Chief Executive Officer and no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

         Section 4.8. Secretary. The Secretary or an Assistant Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary or an Assistant Secretary shall also perform like duties for the standing and special committees of the Board of Directors when required. The Secretary shall give, or cause to be given, all notices required to be given by these By-Laws or by law, and shall perform such other duties as may be prescribed by the Board of Directors or Chief Executive Officer, under whose supervision the Secretary shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the Chief Executive Officer may choose another officer to cause such notice to be given. The Secretary or an Assistant Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Secretary or an Assistant Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

         Section 4.9. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

         Section 4.10. Assistant Secretaries. Except as may be otherwise provided in these By-Laws, Assistant Secretaries, if there be any, or if there be more than one, the assistant secretaries in the order determined by the Board of Directors, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, the President, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

         Section 4.11. Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, the President, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

         Section 4.12. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers. In the case of the absence or disability of any officers of the corporation and if any person hereby authorized to act in such officer's place during such officers' absence or disability, the Board of Directors may by resolution delegate the powers and duties of such officer to any other officer or to any director, or to any other person whom it may select.

                                    ARTICLE V

                                 INDEMNIFICATION

         Section 5.1. Power to Indemnify in Actions, Suits or Proceedings Other Than Those by or in the Right of the Corporation. Subject to Section 5.3 of this
Article V, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation) or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceedings, had reasonable cause to believe that his conduct was unlawful.

         Section 5.2. Power to Indemnify in Actions Suits or Proceedings by or in the Right of the Corporation. Subject to Section 5.3 of this Article V, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         Section 5.3. Authorization of Indemnification. Any indemnification under this Article V (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in
Section 5.1 or Section 5.2 of this Article V, as the case may be. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders. To the extent, however, that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case.

         Section 5.4. Good Faith Defined. For purposes of any determination under this Article V, a person shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to him by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this Section 5.4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 5.4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Sections 5.1 or 5.2 of this Article V, as the case may be.

         Section 5.5. Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Section 5.3 of this Article V, and notwithstanding the absence of any determination thereunder, any director, officer, employee or agent may apply to any court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Sections 5.1 and 5.2 of this Article V. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standards of conduct set forth in Section 5.1 or 5.2 of this Article V, as the case may be. Neither a contrary determination in the specific case under Section 5.3 of this Article V nor the absence of any determination hereunder shall be a defense to such application or create a presumption that the director, officer, employee or agent seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 5.5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director, officer, employee or agent seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

         Section 5.6. Expenses Payable in Advance. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article V. Any indemnification of a director or officer of the corporation under Section 5.1 or advance of expenses under this Section 5.6 shall be made promptly, and in any event within 30 days, upon the written request of the director or officer. If a determination by the corporation that the director or officer is entitled to indemnification pursuant to this Article V is required, and the corporation fails to respond within sixty days to a written request for indemnity, the corporation shall be deemed to have approved the request. If the corporation denies a written request for indemnification or advancing of expenses, in whole or in part, or if payment in full pursuant to such request is not made within 30 days, the right to indemnification or advances as granted by this Article V shall be enforceable by the director or officer in any court of competent jurisdiction. The corporation, in whole or in part, in any such action shall also indemnify such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the General Corporation Law of the Sate of Delaware for the corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the corporation. Neither the failure of the corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the corporation (including its board of directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         Section 5.7. Nonexclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by or granted pursuant to this Article V shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any By-Law, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Section 5.1 and 5.2 of this

Article V shall be made to the fullest extent permitted by law. The provisions of this Article V shall not be deemed to preclude the indemnification of any person who is not specified in Section 5.1 or 5.2 of this Article V but whom the Corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware, or otherwise.

         Section 5.8. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director, officer, employee or agent of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power or the obligation to indemnify him against such liability under the provisions of this Article V.

         Section 5.9. Certain Definitions. For purposes of this Article V, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director or officer of such constituent corporation or is or was a director, officer, employee or agent of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article V with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article V, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article V.

         Section 5.10. Survival of Indemnification Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         Section 5.11. Limitation on Indemnification. Notwithstanding anything contained in this Article V to the contrary, except for proceedings to enforce rights to indemnification or to seek determination of the right to indemnification by a court, which shall be governed by Section 5.5 hereof, the Corporation shall not be obligated to indemnify any director, officer, employee or agent in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

         Section 5.12. Indemnification of Employees and Agents. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this
Article V to directors and officers of the Corporation.

         Section 5.13. Contract Rights. No amendment to or repeal of this
Article V shall apply to or have any effect on the rights of any person for or with respect to acts or omissions of such person occurring prior to such amendment or repeal. The provisions of this Article V shall be deemed to be a



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contract right between the corporation and each director or officer who serves in any such capacity at any time while this Article V and the relevant provisions of the General Corporation Law of the State of Delaware or other applicable law are in effect, and any repeal or modification of this Article V or any such law shall not affect any rights or obligations then existing with respect to any state of facts or proceeding then existing.

                                   ARTICLE VI

                                      STOCK

         Section 6.1. Form of Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chairman of the Board of Directors, the Chief Executive Officer, the President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such holder in the Corporation. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock; provided that, except as otherwise provided in Section 202 of the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         Section 6.2. Signatures. Where a certificate is countersigned by (i) a transfer agent other than the Corporation or its employee, or (ii) a registrar other than the Corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         Section 6.3. Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         Section 6.4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these By-Laws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefore, which shall be cancelled before a new certificate shall be issued. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person or persons entitled thereto, cancel the old certificate and record the transaction upon its books.



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         Section 6.5. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

         Section 6.6. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the capital stock or rights to acquire the same. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any propose, and the Board of Directors may modify or abolish any such reserve.

         Section 6.7. Record Date for Dividends or Other Distributions. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purposes of any other lawful action, the board of directors may fix a record date which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

         Section 6.8. Subscriptions for Stock. Unless otherwise provided for in the subscription agreement, subscriptions for shares shall be paid in full at such time, or in such installments and at such times, as shall be determined by the board of directors. Any call made by the board of directors for payment on subscriptions shall be uniform as to all shares of the same class or as to all shares of the same series. In case of default in the payment of any installment or call when such payment is due, the corporation may proceed to collect the amount due in the same manner as any debt due the corporation.

                                   ARTICLE VII

                               GENERAL PROVISIONS

         Section 7.1. Notices. Whenever written notice is required by law, the Certificate of Incorporation or these By-Laws to be given to any director, member of a committee or stockholder, (i) such notice may be given by mail, addressed to such director, member of a committee or stockholder at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail, or written notice may also be given personally or by courier, facsimile, telegram, telex or cable; or (ii) a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

         Section 7.2. Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         Section 7.3. Contracts. The board of directors may authorize any officer or officers, or any agent or agents, of the corporation to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.



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

         Section 7.4. Loans. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

         Section 7.5. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

         Section 7.6. Corporate Seal. The board of directors may provide a corporate seal, which shall be in the form of a circle and shall have inscribed thereon the name of the corporation and the words "Corporate Seal, Delaware". Causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise may use the seal.

         Section 7.7. Voting Securities Owned by the Corporation. Notwithstanding anything to the contrary contained herein, powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned in any other corporation by the Corporation may be executed in the name of and on behalf of the Corporation by the President, or a Vice President, unless the Board of Directors specifically confers authority to vote with respect thereto, which authority may be general or confined to specific instances, upon some other person or officer. Any person authorized to vote securities may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy, with general power of substitution, at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

         Section 7.8. Inspection of Books and Records. Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts there from. A proper purpose shall mean any purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, a power of attorney or such other writing, which authorizes the attorney or other agent to so act on behalf of the stockholder, shall accompany the demand under oath. The demand under oath shall be directed to the corporation at its registered office in the State of Delaware or at its principal place of business.

         Section 7.9. Section Headings. Section headings in these By-Laws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

         Section 7.10. Inconsistent Provisions. In the event that any provision of these By-Laws is or becomes inconsistent with any provision of the certificate of incorporation, the General Corporation Law of the Sate of Delaware or any other applicable law, the provision of these By-Laws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.



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                                  ARTICLE VIII

                                   AMENDMENTS

         Section 8.1. These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the stockholders or by the Board of Directors, provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such meeting of stockholders or Board of Directors as the case may be. All such amendments must be approved by either the holders of a majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office. As used in this Article VIII and in these By-Laws generally, the term "entire Board of Directors" means the total number of directors, which the Corporation would have if there were no vacancies.



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